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                  PROSPECTUS SUPPLEMENT DATED DECEMBER 31, 2002

HARTFORD HLS FUNDS                                               CLASS IA SHARES

                       HARTFORD AMERICAN LEADERS HLS FUND

                       HARTFORD MULTISECTOR BOND HLS FUND

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   THIS SUPPLEMENT UPDATES THE HARTFORD HLS FUNDS PROSPECTUS DATED MAY 1, 2002
WITH RESPECT TO THE ABOVE-MENTIONED SERIES OF HARTFORD HLS SERIES FUND II, INC. PLEASE READ THE INFORMATION BELOW CAREFULLY. YOU SHOULD ATTACH THIS SUPPLEMENT,
    TOGETHER WITH ANY PREVIOUSLY ISSUED SUPPLEMENTS, TO THE FUND PROSPECTUS.

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HARTFORD AMERICAN LEADERS HLS FUND

Effective November 1, 2002, Linda Duessel replaced Michael P. Donnelly as portfolio manager. The following information replaces the information contained in the prospectus under Portfolio Managers for the Hartford American Leaders HLS Fund.

Linda Duessel, CFA

-    Senior Vice President, Federated

- Joined Federated in 1991, portfolio manager since 1995, Senior Vice President since 2000 and Vice President from 1995 through 1999

- Chartered Financial Analyst and received M.S. in Industrial Administration from Carnegie Mellon University


HARTFORD MULTISECTOR BOND HLS FUND

Effective December 2, 2002, Scot Johnson was added to the portfolio management team. The following information is added to the information contained in the prospectus under Portfolio Managers for the Hartford Multisector Bond HLS Fund.

Scot Johnson, CFA

-    Portfolio Manager, AIM

-    Associated with AIM and/or affiliates since 1994